UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 2, 2006

TENNESSEE COMMERCE BANCORP, INC.

Tennessee	000-51281	62-1815881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

381 Mallory Station Road, Suite 207, Franklin, Tennessee 37067

(615) 599-2274

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 2, 2006, Tennessee Commerce Bancorp, Inc. (the "Corporation") issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, reporting the opening of Tennessee Commerce Bank's (the Corporation’s subsidiary) loan production office in Birmingham, Alabama. Also on March 2, 2006, the Corporation issued the press release that is furnished as Exhibit 99.2 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, reporting that Milton Blair has been hired as Vice President of Commercial Lending and Manager of Tennessee Commerce Bank’s loan production office in Birmingham, Alabama.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements. None

(b) Pro Forma Financial Information. None

(c) Exhibits.

99.1     Press Release issued by Tennessee Commerce Bancorp, Inc. dated
March 2, 2006.

99.2     Press Release issued by Tennessee Commerce Bancorp, Inc. dated
March 2, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2006		TENNESSEE COMMERCE BANCORP, INC.

	By:	/s/ Arthur F. Helf
	Name:	Arthur F. Helf
	Title:	Chairman and Chief Executive Officer